Exhibit 10.1

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT
DATED AS OF AUGUST 31, 2018
AMONG
DIAMONDBACK ENERGY, INC.,
AS PARENT GUARANTOR

DIAMONDBACK O&G LLC,
AS BORROWER,
THE OTHER GUARANTORS,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC, AS
SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

JPMORGAN CHASE BANK, N.A., CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
GOLDMAN SACHS BANK USA, CITIBANK, N.A. AND BANK OF AMERICA, N.A., AS
CO-DOCUMENTATION AGENTS

CAPITAL ONE, N.A., THE BANK OF NOVA SCOTIA AND U.S. BANK NATIONAL ASSOCIATION AS
AS CO-SYNDICATION AGENTS

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 31, 2018 is among: DIAMONDBACK ENERGY, INC., a Delaware corporation, as the Parent Guarantor (the “Parent Guarantor”); DIAMONDBACK O&G LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (together with the Parent Guarantor, the “Guarantors”); each of the Lenders (as such term is defined in the Credit Agreement referred to below) party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 1, 2013, as amended by that certain First Amendment dated as of June 9, 2014, that certain Second Amendment dated as of November 13, 2014, that certain Third Amendment dated as of June 21, 2016, that certain Fourth Amendment dated as of December 15, 2016, that certain Fifth Amendment dated as of November 28, 2017 and that certain Sixth Amendment dated as of May 25, 2018 (as such may be further amended, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested and the Lenders signatory hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02. Section 1.02 is hereby amended by amending or adding in the appropriate alphabetical order the following terms:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment dated as of June 9, 2014, the Second Amendment dated as of November 13, 2014, the Third Amendment dated as of June 21, 2016, the Fourth Amendment dated as of December 15, 2016, the Fifth Amendment dated as of November 28, 2017, the Sixth Amendment to Amended and Restated Credit Agreement and Third Amendment to Amended and Restated Guaranty and Collateral Agreement dated as of May 25, 2018, and the Seventh Amendment to Amended and Restated Credit Agreement dated as of August 31, 2018, as the same may be further amended, modified or supplemented from time to time.

“Debt” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services, but excluding those from time to time incurred in the ordinary course of business that are not greater than sixty (60) days past the date such payment is due or that are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with

GAAP; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business; (j) obligations to pay for goods or services even if such goods or services are not actually received or utilized by such Person; (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP. Notwithstanding the foregoing, “Debt” shall not include (1) any obligation arising from agreements of the Parent Guarantor, the Borrower or any Restricted Subsidiary providing for indemnification, contribution, adjustment of purchase price, earn-outs, holdbacks, deferred compensation or similar obligations, in each case, incurred or assumed in connection with the disposition or acquisition of any business, assets or Equity Interests of a Restricted Subsidiary in a transaction permitted by this Agreement or (2) any obligation of a Loan Party in connection with a DrillCo pursuant to the agreement or agreements governing such DrillCo, including obligations to repurchase or otherwise purchase or acquire DrillCo Properties.

“DrillCo” means an entity jointly formed, or an arrangement evidenced by a participation, development, production or similar agreement entered into, in each case, by a Loan Party and one or more other Persons (together with its or their Affiliates, each, a “DrillCo Party”) that (a) provides for a DrillCo Party to fund the majority of the capital for the development of one or more Properties and (b) enables the Loan Parties to achieve one of more of the following objectives: minimization of capital deployment to non-core assets; acceleration of drilling schedule; retention of potentially expiring acreage; or enhancement of long-term value of assets in lieu of outright sale thereof.

“DrillCo Party” has the meaning assigned to such term in the definition of DrillCo.

“DrillCo Properties” means (a) in the case of a DrillCo that is an entity, all Properties contributed, sold or otherwise conveyed to such DrillCo and all Equity Interests in such DrillCo, (b) in the case of a DrillCo that is an agreement, all Properties subject to such agreement, including Properties directly or indirectly conveyed from time to time to a DrillCo Party and therefore no longer owned by a Loan Party, (c) funds and other Property received from a DrillCo Party in connection with a DrillCo, and (d) direct and indirect proceeds of any of the foregoing.

2.2     Amendment to Section 8.14. Section 8.14 is hereby amended by adding the following new Section 8.14(c):

“(c)    Notwithstanding this Section 8.14, Section 9.20 or any other provision of any Loan Document, unless permitted under the terms of the agreements governing such DrillCo, (i) a DrillCo that is an entity shall not be required to execute and deliver a supplement to the Guaranty Agreement, guarantee the Indebtedness, or grant a Lien on any of its assets, (ii) neither the Administrative Agent nor any Other Secured Person shall have any Lien on any DrillCo, any DrillCo Properties, or, in the case of a DrillCo that is an entity, any assets of or Equity Interest in such DrillCo (and the Administrative Agent and each Other Secured Person agrees, upon request by the Parent Guarantor, to release any such Lien not so permitted) and (iii) no Loan Party shall be obligated to deposit funds from a DrillCo, a DrillCo Property or a DrillCo Party into a deposit or securities account subject to a deposit account control agreement or securities account control agreement naming the Administrative Agent or any Other Secured Person as the secured party thereunder.”

2.3    Amendment to Section 8.16. Section 8.16 is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 8.16    Marketing Activities The Parent Guarantor and the Borrower will not, and will not permit any of the Restricted Subsidiaries to, engage in marketing activities for any Hydrocarbons or enter into any contracts related thereto other than (i) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from their proved Oil and Gas Properties during the period of such contract, (ii) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from proved Oil and Gas Properties of third parties during the period of such contract associated with the Oil and Gas Properties of the Parent Guarantor, the Borrower or the Restricted Subsidiaries that the Parent Guarantor, the Borrower or the Restricted Subsidiaries have the right to market pursuant to joint operating agreements, unitization agreements, agreements relating to DrillCos or other similar contracts that are usual and customary in the oil and gas business and (iii) other contracts for the purchase and/or sale of Hydrocarbons of third parties (A) which have generally offsetting provisions (i.e. corresponding pricing mechanics, delivery dates and points and volumes) such that no “position” is taken and (B) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto.”

2.4     Amendment to Section 9.03. Section 9.03 is hereby amended by adding the following new Section 9.03(j):

“(j)    Liens or purported Liens in favor of or for the benefit of a DrillCo Party to the extent that such Liens or purported Liens are only on DrillCo Properties.”

2.5    Amendment to Section 9.04(a). Section 9.04(a) is hereby amended by deleting “and” at the end of Section 9.04(a)(iv), renumbering Section 9.04(a)(v) as Section 9.04(a)(vi), and adding the following new Section 9.04(a)(v):

“(v)    any DrillCo that is an entity may declare and pay dividends or other distributions to DrillCo Parties as required by the terms of the agreements governing such DrillCo, and”

2.6     Amendment to Section 9.05(j). Section 9.05(j) is hereby amended by deleting the such Section in its entirety and replacing it with the following:

“(j)    Investments in DrillCo Parties and in DrillCos that constitute entities, in each case provided that (i) if such Investment consists of Oil and Gas Properties or Equity Interests in a Subsidiary that owns Oil and Gas Properties the Loan Parties comply with Section 9.12 and (ii) immediately after giving effect to such Investment the Borrower would have liquidity equal to or greater than 15% of the then effective Borrowing Base.”

2.7    Amendment to Section 9.12(b). Section 9.12(b) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(b)    as long as no Default exists, farmouts, dispositions of Properties in connection with a DrillCo, and other dispositions of undeveloped acreage and assignments in connection with such dispositions (provided that if such disposition is of Oil and Gas Property included in the most recent Borrowing Base, such disposition is included in the 5% basket Section 9.12(d)(iii) below);”

2.8    Amendment to Section 9.16. Section 9.16 is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 9.16    Negative Pledge Agreements; Dividend Restrictions The Parent Guarantor and the Borrower will not, and will not permit any of the Restricted Subsidiaries to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement, the Security Instruments, the agreements creating Liens permitted by Section 9.03(c), the instruments or agreements evidencing the Senior Unsecured Notes or any Permitted Refinancing Debt in respect thereof, usual and customary restrictions on the pledge or transfer of equity interests in certain joint ventures, usual and customary restrictions in purchase and sale agreements and participation, development, production and similar agreements relating to the Property subject thereof (including DrillCo Properties), restrictions on the granting of Liens contained in agreements subject to Excepted Liens, restrictions on the granting of Liens on the Equity Interests in Unrestricted Subsidiaries, restrictions in agreements of the types contemplated by Section 9.14(b), and restrictions on the granting of Liens in licenses, easements and leases entered into in the ordinary course of business) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders or restricts any Restricted Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor, or which requires the consent of or notice to other Persons in connection therewith.”

Section 3.    Waiver and Consent. The Borrower and the Parent Guarantor have informed the Administrative Agent that the Parent Guarantor has formed three entities, Tall City Towers LLC, Rattler Midstream GP LLC, and Rattler Midstream Partners LP, each a Delaware limited liability company or limited partnership, as applicable (the “Designated Entities”). The Borrower and the Parent Guarantor have also informed the Administrative Agent that (a) none of the Designated Entities have become Guarantors within 15 days of their formation as required by Section 8.14(b), (b) the Borrower has not designated the Designated Entities as Unrestricted Subsidiaries pursuant to Section 9.19(b), and (c) neither the Parent Guarantor nor the Borrower gave written notice to the Administrative Agent of the creation of the Designated Entities (the “New Entity Defaults”). The Borrower has requested that all of the Lenders waive the New Entity Defaults and, in accordance with Section 9.19(b) of the Credit Agreement, hereby notifies the Administrative Agent and the Lenders of the designation of the Designated Entities as Unrestricted Subsidiaries. All of the Lenders do hereby waive the New Entity Defaults, consent to the designation of the Designated Entities as Unrestricted Subsidiaries, and agree that such designations do not reduce or utilize the amounts available under Section 9.05 (such waiver, consent and agreement, the “Specified Waivers”).

Section 4.    Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

4.1    The Administrative Agent shall have received from all of the Lenders, the Guarantors and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

4.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.    Miscellaneous.

5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

5.2    Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:

(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date,

(ii)    no Default or Event of Default has occurred and is continuing, and

(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3    Limitation of Waiver. Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents pursuant to the same provision waived hereunder (collectively, excluding the New Entity Defaults, the “Other Matters”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Matters, (b) other than the Specified Waivers, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Matters.

5.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.7    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

5.8    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.10    Loan Document. This Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DIAMONDBACK O&G LLC, as Borrower

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Executive Vice President, Chief Financial
Officer and Assistant Secretary

DIAMONDBACK ENERGY, INC.,
as the Parent Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer, Executive Vice
President and Assistant Secretary

DIAMONDBACK E&P LLC,
as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Executive Vice President, Chief Financial
Officer and Assistant Secretary

RATTLER MIDSTREAM LLC,
as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Executive Vice President, Chief Financial
Officer and Assistant Secretary

SIDEWINDER MERGER SUB INC.,
as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Executive Vice President, Chief Financial
Officer and Assistant Secretary

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Todd Fogle
Name:	Todd Fogle
Title:	Director

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Lyle Levy Jr.
Name:	Lyle Levy Jr.
Title:	Vice President

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ John D. Toronto
Name:	John D. Toronto
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON
BRANCH, as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tara McLean
Name:	Tara McLean
Title:	Vice President

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N. A.,
as a Lender

By:	/s/ Kody J. Nerios
Name:	Kody J. Nerios
Title:	Authorized Officer

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

ZB, N.A. dba AMEGY BANK,
as a Lender

By:	/s/ JB Askew
Name:	JB Askew
Title:	Senior Vice President
Amegy Bank Division

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

ING CAPITAL LLC,
as a Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

COMMONWEALTH BANK OF AUSTRALIA,
as a Lender

By:	/s/ David Pichut
Name:	David Pichut
Title:	Senior Associate

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

BOKF, N.A. DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ John Krenger
Name:	John Krenger
Title:	Vice President

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST
COMPANY, as a Lender

By:	/s/ Parul June
Name:	Parul June
Title:	Senior Vice President

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sandra Salazar
Name:	Sandra Salazar
Title:	Managing Director

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

IBERIABANK,
as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK,
as a Lender

By:	/s/ Mark D. McKinney
Name:	Mark D. McKinney
Title:	Executive Vice President

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT

FROST BANK, A TEXAS STATE BANK,
as a Lender

By:	/s/ Jack Herndon
Name:	Jack Herndon
Title:	Senior Vice President

SIGNATURE PAGE
SEVENTH AMENDMENT TO CREDIT AGREEMENT